SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2008

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 4, 2008, the Compensation Committee of the Board of Directors of Adolor Corporation (the “Company”) granted certain performance stock options and performance stock awards to the Company’s executive officers as described below pursuant to the Company’s Amended and Restated 2003 Stock-Based Incentive Compensation Plan (the “2003 Plan”).

Performance Stock Options

Michael R. Dougherty, the Company’s Chief Executive Officer, received non-qualified performance stock options of the Company’s common stock at an exercise price equal to $4.23, the closing price of the Company’s common stock on the Nasdaq Global Market on January 4, 2008. The potential amount of options to be granted is set forth below and these options are subject to vesting as provided below, on the date (the “Achievement Date”) prior to August 31, 2008 that the U.S. Food and Drug Administration approves a New Drug Application for alvimopan for use in postoperative ileus (“NDA Approval”) as follows:

	NDA Approval On Or before 4/30/08	NDA Approval On Or before 6/30/08	NDA Approval On Or before 8/31/08

	Amount	Amount	Amount
Michael R. Dougherty	30,000	20,000	10,000

Upon receipt of NDA Approval, these options shall become exercisable with respect to 1/36th of the shares covered by such option on each of the 36 succeeding monthly anniversary dates of the Achievement Date and shall expire on the tenth anniversary of the Achievement Date.

These options are also subject to accelerated vesting in the event that a Change in Control of the Company (as such term is defined in the 2003 Plan) occurs. In the event that neither an NDA Approval nor a Change in Control occurs on or before August 31, 2008, the options granted to Mr. Dougherty shall expire without any action required by the Company.

Performance Stock Awards

Also on January 4, 2008, each of the executive officers of the Company was awarded a performance stock award (the “Awards”) of the Company’s common stock. The potential amount of each such Award is set forth opposite their names in the table below. Each such Award shall fully vest on the date of NDA Approval as follows:

	NDA Approval On Or before 4/30/08	NDA Approval On Or before 6/30/08	NDA Approval On Or before 8/31/08

Name	Amount	Amount	Amount
Michael R. Dougherty	12,000	8,000	4,000

Thomas P. Hess	3,000	2,000	1,000

David Jackson	7,500	5,000	2,500

Martha E. Manning	5,360	3,575	1,790

The Awards are also subject to accelerated vesting in the event that a Change in Control of the Company occurs. In the event that neither an NDA Approval nor a Change in Control occurs on or before August 31, 2008, each of the Awards shall expire without any action required by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By:	/s/ Martha E. Manning
Name:	Martha E. Manning
Title:	Senior Vice President, General Counsel and Secretary

Dated: January 10, 2008